                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 8, 2003


                              DAVE & BUSTER'S, INC.
             (Exact name of registrant as specified in its charter)


   MISSOURI                         0000943823                  43-1532756
  (State of                      (Commission File             (IRS Employer
incorporation)                        Number)             Identification Number)


                                2481 MANANA DRIVE
                                 DALLAS TX 75220
                    (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 357-9588

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

           Exhibit 99.1 -- News Release, dated April 8, 2003

ITEM 9. REGULATION FD DISCLOSURE.

         On April 8, 2003, the Company issued a news release regarding its results of operations for the fourth quarter and fiscal year ended February 2, 2003. A copy of the news release is furnished herewith as Exhibit 99.1.

Limitation on Incorporation by Reference: In accordance with general instruction
B.2 of Form 8-K, the information in this report is furnished under Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DAVE & BUSTER'S, INC.



Date:  April 9, 2003                  By: /s/ W. C. Hammett, Jr.
                                          -------------------------------
                                          W.C. Hammett, Jr.,
                                          Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
 99.1           News Release, dated April 8, 2003